EXHIBIT 99.10(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of Registration Statement no. 33-87874.

                                                      /s/ ARTHUR ANDERSEN LLP
                                                      -----------------------
                                                      ARTHUR ANDERSEN LLP

New York, New York
June 12, 2000